SOLAR POWER SYSTEMS, NET (Tables)	12 Months Ended
Dec. 31, 2023
Solar Power Systems Net
SCHEDULE OF SOLAR POWER SYSTEMS

Solar power systems, net consist of the following:

	December 31,	December 31,
	2023	2022
Solar power systems in operation	525,003	346,568
Solar power systems under construction	84,975	136,149
Subtotal	609,978	482,717
Less: accumulated depreciation	(133,200)	(121,295)
Solar power systems, net	476,778	361,422